UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 1, 2009

JESUP & LAMONT, INC.
 (Exact name of Registrant as specified in its charter)

Florida	1-31292	56-3627212
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue 3rd Floor New York, NY 10019
 (Address Of Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code 800-356-2092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01: Changes in Registrant’s Certifying Accountant.

Effective January 1, 2009, Miller, Ellin & Company, LLP (“Miller Ellin”), the Registrant’s independent certifying accountant and the principal accountant engaged to audit the Registrant’s financial statements, consummated a merger of its practice into the practice of Rosen Seymour Shapss Martin & Company LLP (“Rosen Seymour”), with Rosen Seymour the resulting surviving legal entity.  By virtue of that merger, Rosen Seymour succeeded Miller Ellin as the Registrant’s independent certifying accountants.

The audit report of Miller Ellin on the Registrant’s financial statements for the fiscal year ended December 31, 2007 expressed an unqualified opinion.  Such audit report did not contain an adverse opinion or disclaimer of opinion or qualification.  During the Registrant’s two most recent fiscal years and the period thereafter through the date of the merger, there were no disagreements with Miller Ellin on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Miller Ellin, would have caused such entity to make reference to such disagreements in its reports.  During the Registrant’s two most recent fiscal years and through the date of the merger, no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K) occurred that would be required by Item 304(a)(1)(v) to be disclosed in this report.

During the Registrant’s two most recent fiscal years and the period thereafter through the date of the merger, neither the Registrant, nor anyone on its behalf, consulted Rosen Seymour regarding:  (i) the application of accounting principles to a specific completed or proposed transaction; (ii) the type of audit opinion that might be rendered on the Registrant’s financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Rule 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Act of 1933, as amended) or a reportable event (as defined in Rule 304(a)(1)(v) of Regulation S-K).

The Registrant has requested Miller Ellin and Rosen Seymour to review the disclosures contained in this report and have asked each of them to furnish the Registrant with a currently dated letter addressed to the SEC containing any new information, clarification of the expression of the Registrant’s views or the respects in which it does not agree with the statements made by it in response to Item 304(a) of Regulation S-K. A copy of each such letter is filed as an exhibit to this report.

Item 9.01:  Financial Statements and Exhibits

(d)	Exhibits:

16.1	Letter dated December 16, 2009, from Miller Ellin & Company, LLP to the Securities and Exchange Commission.

16.2	Letter dated December 16, 2009, from Rosen Seymour Shapss Martin & Company LLP to the Securities and Exchange Commission

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

Jesup & Lamont, Inc.

Dated: December 16, 2009	By:	/s/ Alan Weichselbaum
Alan Weichselbaum
Chief Executive Officer